AEGON/TRANSAMERICA SERIES TRUST

Supplement dated February 1, 2006 to the Prospectus dated May 1, 2005, as previously supplemented

* * *

Asset Allocation – Growth Portfolio

The following information supplements, amends, and replaces the information contained in the first bullet point under “Principal Investment Strategies” on Page AAGRP-1:

•	Under normal market conditions, it expects to invest primarily in underlying portfolios that invest primarily in equities.

* * *

Asset Allocation – Moderate Growth Portfolio

The following information supplements, amends, and replaces the information contained in the first bullet point under “Principal Investment Strategies” on Page AAMGP-1:

•

Under normal market conditions, it expects to adjust its investments in underlying portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in money market instruments. These percentages may vary at different times.

* * *

Asset Allocation – Moderate Portfolio

The following information supplements, amends, and replaces the information contained in the first bullet point under “Principal Investment Strategies” on Page AAMODP-1:

•

Under normal market conditions, it expects to adjust its investments in underlying portfolios to achieve a mix over time of approximately 50% of assets in equities, 45% of assets in bonds, and 5% of assets in money market instruments. These percentages may vary at different times.

* * *

Investors Should Retain This Supplement For Future Use